UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
October 16, 2009

ENTEST BIOMEDICAL, INC.
(Exact Name of Registrant as Specified in Its Charter)
NEVADA
(State or Other Jurisdiction of Incorporation)
333-154989	26-3431263
(Commission File Number)	(IRS Employer Identification No.)
4700 Spring Street, St 203, La Mesa California, 91941
(Address of Principal Executive Offices) (Zip Code)
619 702 1404
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 16, 2009, the Board of Directors of the Registrant, acting as the Registrant's Audit Committee, approved of the dismissal of Seale and Beers, CPAs as the Registrant’s independent registered public accounting firm and also approved the engagement of John Kinross-Kennedy, CPA as its independent auditor. On same date, October 16, 2009, the accounting firm of John Kinross-Kennedy, CPA was engaged as the Registrant's new independent registered public accounting firm. On October 20, 2009, the Registrant informed Seale and Beers, CPAs that Seale and Beers, CPAs has been dismissed as the Registrant’s independent registered public accounting firm.

Since August 6, 2009 (the date on which Seale and Beers, CPAs has been engaged as the Registrant’s independent registered public accounting firm) Seale and Beers CPAs has neither reviewed nor audited any of the financial statements of the Registrant.  Therefore, no reports of Seale and Beers CPAs on the Registrant’s financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles as no such reports have been prepared.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Seale and Beers, CPAs, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers, CPAs satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

Item 8.01

On October 21, 2009, the Registrant entered into a Letter of Intent (LOI) with Therinject LLC (a California Limited Liability Company) and Dr. Steven Josephs regarding the acquisition by the Registrant of 100% of Therinject LLC. Therinject LLC is engaged in cancer research, marker testing / development and “bead” formation used in vaccine development.

The transaction contemplated by the LOI is subject to the execution of a definitive agreement upon mutually acceptable terms and conditions. The provisions of the LOI are non binding on all parties with the exception of provisions regarding access to records for purposes of due diligence, termination of duties to negotiate in good faith, non disclosure of confidential information, disclaimer of liabilities and choice of governing law and venue.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this report.

No.	Description

16.1	Letter, dated October 21, 2009, of Seale and Beers, CPAs

99.1	Letter of Intent to Purchase Therinject LLC by the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 22, 2009

By:	/s/David Koos
Name:	David Koos
Title:	CEO